Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 12 dated February 23, 2021

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Participants in our distribution reinvestment plan are free to revoke their participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions we declare in cash. If our Board of Directors authorizes, and we declare, a cash distribution, and you have not opted out of the plan, you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. No commissions or fees will be assessed pursuant to our distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

Investment Strategy

Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates, as applicable. Other than as required by our November 10, 2020 order from the SEC to engage in co- investments with entities affiliated with our Adviser, Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or us, and such opportunities may be provided to the Yieldstreet Platform or another affiliate of our Adviser;

To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. On November 14, 2020, we received exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including current and future investment vehicles on the Yieldstreet Platform, subject to certain conditions. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate investment opportunities for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

About the Adviser

In addition to advising us, our Adviser currently manages, and in the past has managed, a series of private investment vehicles (the “Private Funds”). Through February 16, 2021, such Private Funds have invested approximately $1.25 billion in investments of the type we intend to target. As of February 16, 2021, such Private Funds acquired or funded more than 215 portfolio securities in separate transactions, of which 137 have been redeemed and/or matured. Our Adviser, through the Company and the Private Funds it manages, provides access to asset-based investments historically unavailable to most individual investors. YieldStreet, Inc., our Adviser’s parent, has approximately 260,000 members registered on its digital platform.

About the Company's Stockholders

As of February 16, 2021, there are more than 2,300 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $52,000,000, with an average investment by each stockholder of approximately $22,000.

Our Portfolio Investments

As of February 16, 2021 the weighted average yield of our assets, excluding cash and cash equivalents, was 8.44%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.